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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          ___________________________

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

                       August 21, 1995   (August 4, 1995)
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                Date of Report (Date of earliest event reported)


                             CNB BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)


                                    INDIANA
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                (State or other jurisdiction of incorporation)


         0-11510                                          35-1568731
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(Commission File Number)                       (IRS Employer Identification No.)


             20 N.W. THIRD STREET, EVANSVILLE, INDIANA  47739-0001
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             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (812) 464-3400


                                Not Applicable
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         (Former name or former address, if changed since last report)

                            Exhibit Index on Page 7
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Item 2.  Acquisition or Disposition of Assets.
------   ------------------------------------

          On August 4, 1995, CNB Bancshares, Inc., an Indiana corporation ("CNB"), acquired UF Bancorp, Inc., a Delaware corporation ("UFB"), pursuant to an Agreement and Plan of Merger ("Merger Agreement"), dated December 12, 1994, as amended June 9, 1995. Under terms of the Merger Agreement, UFB was merged (the "Merger") with and into a wholly-owned subsidiary of CNB, and each of the 1,652,770 shares of UFB common stock outstanding at August 4, 1995, was converted into 1.366 shares of common stock of CNB. The Merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.

          UFB was a savings and loan holding company headquartered in Evansville, Indiana. At June 30, 1995, UFB had consolidated assets of $563 million and shareholders' equity of $43 million. Through its wholly-owned subsidiary, Union Federal Savings Bank ("Union Federal"), UFB operated 16 offices in eight counties in southern Indiana, western Kentucky and the Mt. Carmel area in southern Illinois. Contemporaneous with the Merger, Union Federal merged with and into CNB's lead bank, The Citizens National Bank of Evansville, and certain of Union Federal's branches located outside of the Evansville, Indiana area were transferred, via branch purchase and assumption transactions, to other CNB subsidiaries currently operating in those markets.

          Prior to the Merger, there were no material relationships between UFB and its shareholders, and CNB, or any of the affiliates, directors or officers of CNB or any associates of any such directors or officers.

                                       2

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Item 5.  Other Events
------   ------------

          On August 4, 1995, CNB merged with The Bank of Orleans, Orleans, Indiana, which had total assets of $59 million and shareholders' equity of $6 million. The merger was accounted for as a "pooling of interests" for accounting and financial reporting purposes.

          Also on August 4, 1995, CNB acquired the Indiana branches of Household, f.s.b., with total deposits of approximately $79 million, located in Terre Haute, Brazil and Sullivan, Indiana.

                                       3
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Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(a)  Financial Statements of Business Acquired
     -----------------------------------------

     Financial Statements of UFB
     ---------------------------

     The consolidated financial statements as of and for the year ended June 30, 1995 are unaudited. The consolidated financial statements as of June 30, 1994 and for each of the two years in the period ended June 30, 1994 are audited.

     1. Consolidated Statement of Financial Condition as of June 30, 1995 and
        1994
     2. Consolidated Statements of Operations for the Years Ended June 30, 1995, 1994 and 1993
     3. Consolidated Statements of Changes in Stockholders' Equity for the Years Ended June 30, 1995, 1994 and 1993
     4. Consolidated Statements of Cash Flows for the Years Ended June 30, 1995, 1994 and 1993
     5. Notes to Consolidated Financial Statements and Independent Auditor's Report

(b)  Unaudited Pro Forma Financial Information
     -----------------------------------------

     1. Pro Forma Combined Condensed Balance Sheet as of June 30, 1995 and December 31, 1994
     2. Pro Forma Combined Condensed Statements of Income for the Years Ended December 31, 1994, 1993 and 1992
     3. Pro Forma Combined Condensed Statement of Income for the Six Months Ended June 30, 1995
     4. Notes to Pro Forma Combined Condensed Financial Statements

(c)  Exhibits
     --------

     The following exhibits are incorporated herein by reference:

     Exhibit 2(a) Agreement and Plan of Merger, dated December 12, 1994, by and among CNB, UF Bancorp, Inc. and Citizens Bancshares, Inc., is incorporated herein by reference from the UF Bancorp, Inc. Current Report on Form 8-K, dated December 14, 1994.

     Exhibit 2(b) Amendment to Agreement and Plan of Merger, dated June 9, 1995, by and among CNB, UF Bancorp, Inc. and Citizens Bancshares, Inc. is Incorporated by reference from CNB's Registration Statement on Form S-4 (No. 33-60357)

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   Item 7.  Financial Statements and Exhibits (continued)
   ------   ---------------------------------------------

   The following exhibits are submitted herewith:

   Exhibit 99(a)  Press Release, dated August 4, 1995

   Exhibit 99(b) Financial Statements of UF Bancorp, Inc. and Report of Independent Auditor

   Exhibit 99(c)  Pro Forma Financial Statements

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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  August 21, 1995


                                    CNB BANCSHARES, INC.


                                    By:  /s/ James J. Giancola
                                        -------------------------------------
                                         James J. Giancola
                                         President and Chief Operating Officer

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                                 EXHIBIT INDEX
                                 -------------



Exhibit 99(a)    Press Release, dated August 4, 1995

Exhibit 99(b) Financial Statements of UF Bancorp, Inc. and Report of Independent Auditor

Exhibit 99(c)    Pro Forma Financial Statements

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